Gold Track Select
Supplement Dated April 28, 2025 to the
Gold Track Select Prospectus
Dated April 28, 2025
The following information supplements the Gold Track Select variable annuity prospectus for Brighthouse Separate Account Eleven for Variable Annuities issued by Brighthouse Life Insurance Company, dated April 28, 2025 (the “Prospectus”). It should be read in its entirety and kept together with Your Prospectus for future reference.
This supplement provides information regarding additional Underlying Funds that may be available under the Gold Track Select Contract. The information in this supplement applies only to the following Plans:
•
Carnegie Hall
•
St Mary’s Hospital
•
Hartford Hospital
•
Roane County Board of Education
•
School District of Philadelphia
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Charges and Deductions
The following is added to the list of Subaccounts for which We waive expenses under “Base Contract Charge - Mortality and Expense Risk Charge”:
We waive an amount of the M&E charge equal to the following Underlying Fund expenses that are in excess of:
•
0.85% for the Subaccount investing in the Loomis Sayles Global Allocation Portfolio of the Brighthouse Funds Trust I; and
•
0.62% for the Subaccount investing in the Invesco Global Equity Portfolio of the Brighthouse Funds Trust I
Restrictions on Transfers
The following Underlying Funds are added to the list of Monitored Portfolios under “Transfers – Restrictions on Transfers”:
High Income Portfolio
Invesco Global Equity Portfolio
Loomis Sayles Global Allocation Portfolio
2

Appendix A – Underlying Funds Available Under the Contract
The following is added to “Appendix A – Underlying Funds Available Under the Contract”:
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	16.42%	9.71%	10.10%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.79%	12.51%	6.92%	8.33%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.47%	15.35%	10.08%	9.21%
Seeks a high level of current income, while also considering growth of capital.	High Income Portfolio — Initial Class# Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.81%	8.97%	2.74%	4.17%
#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
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UNDERLYING FUNDS WITH DIFFERENT LEGAL AND MARKETING NAMES

The following is added under “Appendix B – Underlying Funds with Different Legal and Marketing Names”:
Series Fund/Trust	Underlying Fund Legal Name	Marketing Name
Fidelity® Variable Insurance Products	Equity-Income Portfolio	Fidelity VIP Equity-Income Portfolio
Fidelity® Variable Insurance Products	High Income Portfolio	Fidelity VIP High Income Portfolio

COMPETING FUND

The following is added as a Competing Fund under “Appendix D – Competing Funds”:
Fidelity High Income Portfolio
Book 16AApril 28, 2025
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